EXHIBIT 32



                            BKF CAPITAL GROUP, INC.

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES -OXLEY ACT OF 2002

    In connection with the Quarterly Report of BKF Capital Group, Inc. (the "Company") on Form 10-Q for the period ending September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Steven N. Bronson the Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350 (including subsections (a) (b) and (c) thereof), as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                    /s/ Steven N. Bronson
                                                    ----------------------------
                                                         Steven N. Bronson
                                                    Principal Executive Officer


Date: November 13, 2008